UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2019

Central Index Key Number of the issuing entity: 0001766660

Morgan Stanley Capital I Trust 2019-L2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-02	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code	(212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On or about March 12, 2019, Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the issuance of the Morgan Stanley Capital I Trust 2019-L2, Commercial Mortgage Pass-Through Certificates, Series 2019-L2 (the “Certificates”) and the related VRR Interest, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about March 1, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 50 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 1, 2019, between the Registrant and MSMCH; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 1, 2019, between the Registrant and AREF; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 1, 2019, between the Registrant and SMC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated March 1, 2019, between the Registrant and CCRE; and certain of the Mortgage Loans are expected to be acquired by the Registrant from BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated March 1, 2019, between the Registrant and BSPRT.

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
One AT&T	Exhibit 4.2	Exhibit 99.6
Serenity Apartments	N/A	Exhibit 99.7
Fairfax Multifamily Portfolio	Exhibit 4.3	Exhibit 99.8
Stern Multifamily Portfolio	N/A	Exhibit 99.9
Fidelis Portfolio	Exhibit 4.4	Exhibit 99.10
Sheraton Grand Nashville Downtown	Exhibit 4.5	Exhibit 99.11
1001 Frontier Road	N/A	Exhibit 99.12
Residence Inn National Portfolio	Exhibit 4.2	Exhibit 99.13

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Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC d/b/a Newmark Knight Frank as a primary servicer with respect to two (2) mortgage loans, representing approximately 4.2% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of March 1, 2019 and attached hereto as Exhibit 99.14, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer, the terms of which agreement are described under “Transaction Parties—Other Servicers—The Primary Servicer—Berkeley Point Capital LLC dba Newmark Knight Frank — Summary of NKF Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and The Williams Capital Group, L.P. (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 1, 2019 between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Cantor Fitzgerald & Co. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 1, 2019, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A. (the “VRR Interest Holder”), pursuant to a VRR Interest Transfer Agreement, dated as of March 1, 2019, between the Registrant and the VRR Interest Holder. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 5, 2019 and filed with the Securities and Exchange Commission on March 12, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $809,503,000, on March 12, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,218,908, were approximately $883,552,742.38. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $4,943,908 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $106,484,275, and transferred to the VRR Interest Holder the VRR Interest, having a principal balance of $18,884,408 in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

Credit Risk Retention

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The HRR Certificates were sold to RREF III-D AIV RR, LLC for $29,526,663 (representing approximately 3.0226% of the aggregate fair value of all ABS interests issued by the MSC 2019-L2 trust, based on actual sale prices and finalized tranche sizes) pursuant to the Third Party Purchaser Agreement. Given that initial outstanding principal balance of the VRR Interest constitutes 2.0200% of the ABS interests issued by the MSC 2019-L2 trust, the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $29,110,470 (representing 2.9800% of the aggregate fair value of all ABS interests issued by the MSC 2019-L2 trust), excluding accrued interest. Except as set forth below, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair

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values disclosed in the preliminary prospectus dated February 21, 2019 and as filed with the Securities and Exchange Commission on February 21, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph. Notwithstanding the foregoing, as disclosed in the Prospectus under “Summary of Terms—Offered Certificates—Certificate Balances and Notional Amounts,” the final Certificate Balances assigned to the Class A-3 and Class A-4 Certificates are equal to $218,300,000 and $361,191,000, respectively. The fair values of the Class A-3 and Class A-4 Certificates set forth in the Prospectus were based on such final Certificate Balances, rather than the preliminary Certificate Balances of $260,000,000 and $319,491,000, respectively, as disclosed in the preliminary prospectus. The aggregate Certificate Balance of the Class A-3 and Class A-4 Certificates remains $579,491,000, and the aggregate fair value of such classes of Certificates is equal to $592,494,563, which exceeds the upper bound of the estimated range of fair values for such classes of Certificates disclosed in the preliminary prospectus ($591,675,446) by $819,117 or 0.14% of the highest estimated value.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 1, 2019, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co., and The Williams Capital Group, L.P.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of February 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Trust and Servicing Agreement, dated as of February 6, 2019, between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
4.4	Pooling and Servicing Agreement, dated as of December 1, 2018, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated March 12, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 12, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 5, 2019.
99.1	Mortgage Loan Purchase Agreement, dated March 1, 2019, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated March 1, 2019, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.

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99.3	Mortgage Loan Purchase Agreement, dated March 1, 2019, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated March 1, 2019, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P.
99.5	Mortgage Loan Purchase Agreement, dated March 1, 2019, between Morgan Stanley Capital I Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Agreement Between Note Holders, dated as of February 8, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the One AT&T Whole Loan.
99.7	Intercreditor Agreement, dated as of February 1, 2019, by and between Morgan Stanley Bank, N.A., as note A holder, Sun Life Assurance Company of Canada, as note B-1 holder, and Sun Life Hong Kong Limited, as note B-2 holder, relating to the Serenity Apartments Whole Loan.
99.8	Co-lender Agreement, dated as of February 6, 2019, by and among Cantor Commercial Real Estate Lending, L.P., as initial note A-1-S holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder, initial note A-1-C4 holder and initial note B-1-S holder, and KeyBank National Association, as initial note A-2-S holder, initial note A-2-C1 holder and initial note B-2-S holder, relating to the Fairfax Multifamily Portfolio Whole Loan.
99.9	Co-lender Agreement, dated as of March 12, 2019, by and between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as note A-4 holder, relating to the Stern Multifamily Portfolio Whole Loan.
99.10	Co-lender Agreement, dated as of October 5, 2018, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, and Starwood Mortgage Capital LLC, as initial note A-3 holder, relating to the Fidelis Portfolio Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 6, 2018, by and between SPREF WH II LLC, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, relating to the Sheraton Grand Nashville Downtown Whole Loan.
99.12	Co-lender Agreement, dated as of November 26, 2018, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the 1001 Frontier Road Whole Loan.
99.13	Agreement Between Note Holders, dated as of February 8, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1-A holder, Morgan Stanley Bank, N.A., as initial note A-1-B holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Residence Inn National Portfolio Whole Loan.
99.14	Primary Servicing Agreement, dated as of March 1, 2019, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: March 12, 2019

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